PORTFOLIO STATISTICS

TOTAL WHOLLY-OWNED MULTIFAMILY PORTFOLIO AT JUNE 30, 2014 (In apartment units)

	Proforma Combined Same Store (1)	Proforma Combined Non Same Store (1)	In Lease-Up	Total Operating	Current Development Units Delivered	Total (2)

Austin, TX	5,542	296	—	5,838	—	5,838
Atlanta, GA	5,284	310	—	5,594	—	5,594
Charlotte, NC	4,161	701	353	5,215	—	5,215
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Dallas, TX	3,723	1,322	252	5,297	—	5,297
Fort Worth, TX	4,519	—	—	4,519	—	4,519
Orlando, FL	2,438	620	594	3,652	—	3,652
Nashville, TN	3,128	428	—	3,556	—	3,556
Tampa, FL	2,644	234	—	2,878	—	2,878
Phoenix, AZ	1,976	—	—	1,976	—	1,976
Houston, TX	2,281	628	—	2,909	—	2,909
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	41,560	4,539	1,199	47,298	—	47,298

Charleston, SC	2,378	270	—	2,648	—	2,648
Jacksonville, FL	3,202	—	—	3,202	—	3,202
Savannah, GA	2,219	—	—	2,219	—	2,219
Memphis, TN	2,268	1,037	—	3,305	—	3,305
Richmond, VA	1,668	—	—	1,668	—	1,668
Birmingham, AL	1,462	586	—	2,048	—	2,048
San Antonio, TX	1,176	—	—	1,176	—	1,176
Little Rock, AR	1,056	312	—	1,368	—	1,368
Huntsville, AL	1,380	—	—	1,380	—	1,380
Norfolk/Hampton/VA Beach, VA	1,033	—	—	1,033	—	1,033
Greenville, SC	1,748	—	—	1,748	—	1,748
Other	11,721	1,759	502	13,982	—	13,982
Secondary Markets	31,311	3,964	502	35,777	—	35,777
Total Multifamily Units	72,871	8,503	1,701	83,075	—	83,075

(1) Proforma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.
(2) Excludes joint venture properties totaling 588 units.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL WHOLLY OWNED MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of June 30, 2014			Average Effective Rent for the Three Months Ended June 30, 2014	As of June 30, 2014
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units (1)

Austin, TX		$561,608	7.3%	96.4%	$972	5,838
Atlanta, GA		$557,485	7.2%	95.1%	$961	5,594
Charlotte, NC		$547,518	7.1%	96.3%	$886	4,862
Raleigh/Durham, NC		$539,395	7.0%	94.0%	$914	4,663
Dallas, TX		$494,555	6.4%	95.6%	$1,013	5,045
Fort Worth, TX		$371,773	4.8%	95.2%	$896	4,519
Orlando, FL		$387,344	5.0%	95.5%	$1,043	3,058
Nashville, TN		$332,430	4.3%	97.7%	$1,020	3,556
Tampa, FL		$298,948	3.9%	95.2%	$1,006	2,878
Phoenix, AZ		$232,309	3.0%	94.7%	$869	1,976
Houston, TX		$229,129	3.0%	96.8%	$969	2,909
Las Vegas, NV		$64,977	0.8%	95.7%	$780	721
South Florida		$56,826	0.7%	96.5%	$1,430	480
Large Markets		$4,674,297	60.5%	95.7%	$960	46,099

Charleston, SC		$253,620	3.3%	96.9%	$951	2,648
Jacksonville, FL		$243,167	3.2%	96.0%	$900	3,202
Savannah, GA		$220,710	2.9%	96.6%	$926	2,219
Memphis, TN		$198,860	2.6%	95.1%	$773	3,305
Richmond, VA		$183,454	2.4%	96.6%	$914	1,668
Birmingham, AL		$172,881	2.2%	94.8%	$860	2,048
San Antonio, TX		$113,272	1.5%	96.5%	$991	1,176
Little Rock, AR		$110,645	1.4%	95.0%	$875	1,368
Huntsville, AL		$110,637	1.4%	94.6%	$741	1,380
Norfolk, Hampton, VA Beach, VA		$96,279	1.2%	94.9%	$963	1,033
Greenville, SC		$93,796	1.2%	96.7%	$710	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Georgia		$167,902	2.2%	96.5%	$765	2,665
Florida		$147,868	1.9%	95.7%	$849	2,178
Virginia		$110,492	1.4%	94.5%	$1,174	750
Kentucky		$99,805	1.3%	95.9%	$792	1,548
North Carolina		$98,433	1.3%	95.8%	$682	1,562
Tennessee		$84,237	1.1%	93.9%	$722	1,608
Alabama		$74,759	1.0%	96.0%	$758	1,029
Mississippi		$69,054	0.9%	96.3%	$821	1,241
Missouri		$52,431	0.7%	94.4%	$1,240	323
South Carolina		$34,956	0.5%	91.0%	$750	576
Secondary Markets		$2,737,258	35.6%	95.7%	$844	35,275

Subtotal		$7,411,555	96.1%	95.7%	$910	81,374

Orlando, FL	Large	$84,650	1.1%	60.3%	$1,162	594	594
Charlottesville, VA	Secondary	$47,741	0.6%	88.8%	$1,209	251	251
Fredericksburg, VA	Secondary	$45,121	0.6%	93.2%	$1,344	251	251
Charlotte, NC	Large	$43,018	0.6%	84.4%	$1,193	353	353
Dallas, TX	Large	$36,464	0.5%	95.6%	$1,124	252	252
Jacksonville, FL	Secondary	$25,034	0.3%	0.0%	$—	—	294
Nashville, TN	Large	$13,099	0.2%	0.0%	$—	—	220
Lease-up and Development		$295,127	3.9%	79.6%	$1,197	1,701	2,215

Total Wholly Owned Multifamily Communities		$7,706,682	100.0%	95.4%	$916	83,075	83,589

(1) Excludes joint venture properties totaling 588 units.

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME FOR MULTIFAMILY PORTFOLIO

	Apartment	Three Months Ended
	Units (2)	6/30/2014	6/30/2013	Percent Change
Property Revenue
Pro Forma Combined Same Store Communities (1)	72,871	$213,224	$207,841	2.6%
Pro Forma Combined Non-Same Store Communities (1)	8,503	26,330	19,873
Lease up/Development Communities	1,701	3,561	107
Total Property Revenue	83,075	$243,115	$227,821

Property Expenses
Pro Forma Combined Same Store Communities (1)	72,871	$85,629	$82,510	3.8%
Pro Forma Combined Non-Same Store Communities (1)	8,503	10,285	8,415
Lease up/Development Communities	1,701	1,769	376
Total Property Expenses	83,075	$97,683	$91,301

Property Net Operating Income
Pro Forma Combined Same Store Communities (1)	72,871	$127,595	$125,331	1.8%
Pro Forma Combined Non-Same Store Communities (1)	8,503	16,045	11,458
Lease up/Development Communities	1,701	1,792	(269)
Total Property Net Operating Income	83,075	$145,432	$136,520	6.5%

(1) Pro Forma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.
(2) Excludes joint venture properties totaling 588 units.

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Physical Occupancy
	Proforma Combined Same Store (1)	June 30, 2014	June 30, 2013
Atlanta, GA	7.5%	95.3%	95.3%
Austin, TX	7.4%	96.3%	95.6%
Raleigh/Durham, NC	6.9%	94.0%	95.5%
Fort Worth, TX	6.0%	95.2%	94.9%
Charlotte, NC	5.9%	96.4%	94.8%
Dallas, TX	5.5%	95.8%	95.6%
Nashville, TN	5.0%	97.5%	97.2%
Tampa, FL	4.2%	95.4%	96.4%
Orlando, FL	3.7%	95.8%	94.6%
Houston, TX	3.2%	96.9%	96.5%
Phoenix, AZ	2.7%	94.7%	94.5%
South Florida	1.0%	96.5%	94.0%
Las Vegas, NV	1.0%	95.7%	92.5%
Large Markets	60.0%	95.7%	95.4%

Jacksonville, FL	4.3%	96.0%	96.4%
Charleston, SC	3.5%	96.8%	96.0%
Savannah, GA	3.2%	96.6%	95.9%
Memphis, TN	2.6%	95.0%	97.0%
Richmond, VA	2.6%	96.6%	95.5%
Birmingham, AL	2.1%	94.6%	96.3%
Greenville, SC	1.9%	96.7%	96.2%
San Antonio, TX	1.7%	96.5%	96.1%
Huntsville, AL	1.6%	94.6%	93.6%
Norfolk/Hampton/VA Beach, VA	1.4%	94.9%	95.5%
Little Rock, AR	1.3%	95.1%	95.1%
Other	13.8%	95.6%	95.5%
Secondary Markets	40.0%	95.8%	95.8%

Total Proforma Combined Same Store	100.0%	95.7%	95.6%

(1) Proforma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013

NOI
MAA same store	$73,540	$73,856	$72,493	$147,396	$144,708
Non-same store (1)	72,695	73,770	9,172	146,465	17,371
Total NOI	146,235	147,626	81,665	293,861	162,079
Held for sale NOI included above	636	(1,599)	(2,827)	(963)	(6,019)
Management fee income	61	97	142	158	319
Depreciation and amortization	(69,631)	(90,013)	(32,222)	(159,644)	(64,417)
Acquisition expense	(947)	(11)	(489)	(958)	(499)
Property management expenses	(9,579)	(7,011)	(5,223)	(16,590)	(10,331)
General and administrative expenses	(5,212)	(4,342)	(3,389)	(9,554)	(6,628)
Merger related expenses	(795)	(2,076)	(5,737)	(2,871)	(5,737)
Integration related expenses	(3,151)	(3,842)	—	(6,993)	—
Interest and other non-property income	921	160	23	1,081	70
Interest Expense	(30,163)	(30,676)	(15,189)	(60,839)	(30,734)
Loss on debt extinguishment	—	—	—	—	(169)
Amortization of deferred financing costs	(1,174)	(1,311)	(803)	(2,485)	(1,607)
Gain on sale of depreciable real estate assets excluded from discontinued operations	3,658	2,564	—	6,222	—
Net casualty (loss) gain and other settlement proceeds	(295)	(10)	439	(305)	455
Income tax expense	(523)	(270)	(223)	(793)	(446)
(Loss) gain on sale of non-depreciable real estate assets	(22)	557	—	535	—
Gain (loss) from real estate joint ventures	2,919	(24)	47	2,895	101
Discontinued operations	448	5,895	44,814	6,343	46,596
Net income attributable to noncontrolling interests	(1,773)	(848)	(1,939)	(2,621)	(2,764)
Net income attributable to MAA	$31,613	$14,866	$59,089	$46,479	$80,269

(1) Non-same store includes legacy-Colonial properties.

Supplemental Data S-5

MULTIFAMILY PROFORMA COMBINED SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg
Atlanta, GA	$16,509	$15,925	3.7%	$6,978	$6,488	7.6%	$9,531	$9,437	1.0%	$1,106	$1,061	4.2%	$961	$906	6.1%
Austin, TX	17,389	16,719	4.0%	7,914	7,534	5.0%	9,475	9,185	3.2%	1,101	1,051	4.8%	966	912	5.9%
Raleigh/Durham, NC	13,549	13,543	0.0%	4,745	4,643	2.2%	8,804	8,900	(1.1)%	1,030	1,018	1.2%	914	895	2.1%
Fort Worth, TX	13,417	12,879	4.2%	5,711	5,572	2.5%	7,706	7,307	5.5%	1,038	1,002	3.6%	896	865	3.6%
Charlotte, NC	11,818	11,361	4.0%	4,232	4,023	5.2%	7,586	7,338	3.4%	985	954	3.2%	868	835	4.0%
Dallas, TX	12,034	11,602	3.7%	5,031	4,870	3.3%	7,003	6,732	4.0%	1,131	1,091	3.7%	1,007	977	3.1%
Nashville, TN	9,849	9,353	5.3%	3,462	3,468	(0.2)%	6,387	5,885	8.5%	1,090	1,040	4.8%	955	919	3.9%
Tampa, FL	8,684	8,520	1.9%	3,370	3,324	1.4%	5,314	5,196	2.3%	1,146	1,121	2.2%	999	971	2.9%
Orlando, FL	7,900	7,673	3.0%	3,119	2,919	6.9%	4,781	4,754	0.6%	1,139	1,106	3.0%	1,007	976	3.2%
Houston, TX	7,151	6,763	5.7%	3,071	3,046	0.8%	4,080	3,717	9.8%	1,084	1,029	5.3%	956	905	5.6%
Phoenix, AZ	5,595	5,382	4.0%	2,098	2,171	(3.4)%	3,497	3,211	8.9%	1,008	960	5.0%	869	833	4.3%
South Florida	2,108	2,032	3.7%	823	832	(1.1)%	1,285	1,200	7.1%	1,538	1,499	2.6%	1,430	1,407	1.6%
Las Vegas, NV	1,804	1,798	0.3%	677	681	(0.6)%	1,127	1,117	0.9%	907	880	3.1%	780	760	2.6%
Large Markets	$127,807	$123,550	3.4%	$51,231	$49,571	3.3%	$76,576	$73,979	3.5%	$1,078	$1,041	3.6%	$946	$909	4.1%

Jacksonville, FL	$9,010	$8,903	1.2%	$3,541	$3,441	2.9%	$5,469	$5,462	0.1%	$989	$968	2.2%	$900	$883	1.9%
Charleston, SC	7,064	6,849	3.1%	2,657	2,669	(0.4)%	4,407	4,180	5.4%	1,027	1,003	2.4%	901	872	3.3%
Savannah, GA	6,697	6,429	4.2%	2,582	2,332	10.7%	4,115	4,097	0.4%	1,043	1,011	3.2%	926	887	4.4%
Memphis, TN	6,032	6,052	(0.3)%	2,714	2,321	16.9%	3,318	3,731	(11.1)%	938	930	0.9%	831	826	0.6%
Richmond, VA	4,972	4,832	2.9%	1,699	1,715	(0.9)%	3,273	3,117	5.0%	1,033	1,013	2.0%	914	894	2.2%
Birmingham, AL	4,423	4,382	0.9%	1,745	1,711	2.0%	2,678	2,671	0.3%	1,063	1,046	1.6%	941	913	3.1%
Greenville, SC	4,119	3,983	3.4%	1,730	1,672	3.5%	2,389	2,311	3.4%	814	793	2.6%	710	688	3.2%
San Antonio, TX	3,738	3,729	0.2%	1,538	1,783	(13.7)%	2,200	1,946	13.1%	1,107	1,097	0.9%	991	988	0.3%
Huntsville, AL	3,448	3,405	1.3%	1,364	1,338	1.9%	2,084	2,067	0.8%	874	873	0.1%	741	749	(1.1)%
Norfolk/Hampton/VA Beach, VA	3,215	3,284	(2.1)%	1,418	1,225	15.8%	1,797	2,059	(12.7)%	1,105	1,112	(0.6)%	963	971	(0.8)%
Little Rock, AR	2,714	2,682	1.2%	1,041	1,028	1.3%	1,673	1,654	1.1%	907	904	0.3%	823	827	(0.5)%
Other	29,985	29,761	0.8%	12,369	11,704	5.7%	17,616	18,057	(2.4)%	900	903	(0.3)%	798	789	1.1%
Secondary Markets	$85,417	$84,291	1.3%	$34,398	$32,939	4.4%	$51,019	$51,352	(0.6)%	$955	$947	0.8%	$847	$833	1.7%

Total Proforma Combined Same Store	$213,224	$207,841	2.6%	$85,629	$82,510	3.8%	$127,595	$125,331	1.8%	$1,025	$1,000	2.5%	$904	$877	3.1%

Supplemental Data S-6

MULTIFAMILY PROFORMA COMBINED SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q2 2014	Q1 2014	% Chg	Q2 2014	Q1 2014	% Chg	Q2 2014	Q1 2014	% Chg	Q2 2014	Q1 2014	% Chg	Q2 2014	Q1 2014	% Chg
Atlanta, GA	$16,509	$16,407	0.6%	$6,978	$6,892	1.2%	$9,531	$9,515	0.2%	$1,106	$1,097	0.8%	$961	$942	2.0%
Austin, TX	17,389	17,125	1.5%	7,914	7,766	1.9%	9,475	9,359	1.2%	1,101	1,087	1.3%	966	949	1.8%
Raleigh/Durham, NC	13,549	13,553	0.0%	4,745	4,343	9.3%	8,804	9,210	(4.4)%	1,030	1,029	0.1%	914	904	1.1%
Fort Worth, TX	13,417	13,264	1.2%	5,711	5,906	(3.3)%	7,706	7,358	4.7%	1,038	1,028	1.0%	896	884	1.4%
Charlotte, NC	11,818	11,695	1.1%	4,232	3,923	7.9%	7,586	7,772	(2.4)%	985	976	0.9%	868	854	1.6%
Dallas, TX	12,034	11,988	0.4%	5,031	5,320	(5.4)%	7,003	6,668	5.0%	1,131	1,126	0.4%	1,007	998	0.9%
Nashville, TN	9,849	9,622	2.4%	3,462	3,521	(1.7)%	6,387	6,101	4.7%	1,090	1,067	2.2%	955	942	1.4%
Tampa, FL	8,684	8,658	0.3%	3,370	3,363	0.2%	5,314	5,295	0.4%	1,146	1,143	0.3%	999	998	0.1%
Orlando, FL	7,900	7,913	(0.2)%	3,119	3,020	3.3%	4,781	4,893	(2.3)%	1,139	1,133	0.5%	1,007	1,001	0.6%
Houston, TX	7,151	7,017	1.9%	3,071	3,160	(2.8)%	4,080	3,857	5.8%	1,084	1,071	1.2%	956	942	1.5%
Phoenix, AZ	5,595	5,555	0.7%	2,098	2,103	(0.2)%	3,497	3,452	1.3%	1,008	988	2.0%	869	863	0.7%
South Florida	2,108	2,109	0.0%	823	761	8.1%	1,285	1,348	(4.7)%	1,538	1,543	(0.3)%	1,430	1,428	0.1%
Las Vegas, NV	1,804	1,800	0.2%	677	663	2.1%	1,127	1,137	(0.9)%	907	892	1.7%	780	768	1.6%
Large Markets	$127,807	$126,706	0.9%	$51,231	$50,741	1.0%	$76,576	$75,965	0.8%	$1,078	$1,069	0.8%	$946	$935	1.2%

Jacksonville, FL	$9,010	$8,995	0.2%	$3,541	$3,365	5.2%	$5,469	$5,630	(2.9)%	$989	$984	0.5%	$900	$902	(0.2)%
Charleston, SC	7,064	6,934	1.9%	2,657	2,556	4.0%	4,407	4,378	0.7%	1,027	1,020	0.7%	901	892	1.0%
Savannah, GA	6,697	6,539	2.4%	2,582	2,278	13.3%	4,115	4,261	(3.4)%	1,043	1,029	1.4%	926	908	2.0%
Memphis, TN	6,032	6,012	0.3%	2,714	2,683	1.2%	3,318	3,329	(0.3)%	938	932	0.6%	831	821	1.2%
Richmond, VA	4,972	4,887	1.7%	1,699	1,655	2.7%	3,273	3,232	1.3%	1,033	1,023	1.0%	914	903	1.2%
Birmingham, AL	4,423	4,415	0.2%	1,745	1,654	5.5%	2,678	2,761	(3.0)%	1,063	1,055	0.8%	941	930	1.2%
Greenville, SC	4,119	4,019	2.5%	1,730	1,585	9.1%	2,389	2,434	(1.8)%	814	813	0.1%	710	703	1.0%
San Antonio, TX	3,738	3,675	1.7%	1,538	1,593	(3.5)%	2,200	2,082	5.7%	1,107	1,101	0.5%	991	994	(0.3)%
Huntsville, AL	3,448	3,442	0.2%	1,364	1,317	3.6%	2,084	2,125	(1.9)%	874	876	(0.2)%	741	741	0.0%
Norfolk/Hampton/VA Beach, VA	3,215	3,248	(1.0)%	1,418	1,145	23.8%	1,797	2,103	(14.6)%	1,105	1,111	(0.5)%	963	963	0.0%
Little Rock, AR	2,714	2,750	(1.3)%	1,041	1,020	2.1%	1,673	1,730	(3.3)%	907	910	(0.3)%	823	821	0.2%
Other	29,985	29,877	0.4%	12,369	11,501	7.5%	17,616	18,376	(4.1)%	900	900	0.0%	798	794	0.5%
Secondary Markets	$85,417	$84,793	0.7%	$34,398	$32,352	6.3%	$51,019	$52,441	(2.7)%	$955	$952	0.3%	$847	$841	0.7%

Total Proforma Combined Same Store	$213,224	$211,499	0.8%	$85,629	$83,093	3.1%	$127,595	$128,406	(0.6)%	$1,025	$1,019	0.6%	$904	$895	1.0%

Supplemental Data S-7

MULTIFAMILY PROFORMA COMBINED SAME STORE YEAR TO DATE COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg	Q2 2014	Q2 2013	% Chg
Atlanta, GA	$32,916	$31,535	4.4%	$13,870	$13,127	5.7%	$19,046	$18,408	3.5%	$1,101	$1,091	0.9%	$951	$901	5.5%
Austin, TX	34,514	33,079	4.3%	15,680	14,854	5.6%	18,834	18,225	3.3%	1,094	1,041	5.1%	959	906	5.8%
Raleigh/Durham, NC	27,102	26,933	0.6%	9,088	9,216	(1.4)%	18,014	17,717	1.7%	1,029	1,009	2.0%	911	889	2.5%
Fort Worth, TX	26,681	25,744	3.6%	11,617	10,917	6.4%	15,064	14,827	1.6%	1,033	997	3.6%	890	859	3.6%
Charlotte, NC	23,513	22,643	3.8%	8,155	7,931	2.8%	15,358	14,712	4.4%	980	944	3.8%	862	828	4.1%
Dallas, TX	24,022	23,108	4.0%	10,351	9,777	5.9%	13,671	13,331	2.6%	1,129	1,085	4.1%	1,002	973	3.0%
Nashville, TN	19,471	18,482	5.4%	6,983	6,711	4.1%	12,488	11,771	6.1%	1,079	1,031	4.7%	948	914	3.7%
Tampa, FL	17,342	16,902	2.6%	6,733	6,562	2.6%	10,609	10,340	2.6%	1,144	1,111	3.0%	997	966	3.2%
Orlando, FL	15,813	15,261	3.6%	6,139	5,699	7.7%	9,674	9,562	1.2%	1,136	1,162	(2.2)%	1,004	972	3.3%
Houston, TX	14,168	13,400	5.7%	6,231	5,938	4.9%	7,937	7,462	6.4%	1,078	1,024	5.3%	949	898	5.7%
Phoenix, AZ	11,150	10,739	3.8%	4,201	4,193	0.2%	6,949	6,546	6.2%	998	953	4.7%	864	830	4.1%
South Florida	4,217	4,019	4.9%	1,584	1,589	(0.3)%	2,633	2,430	8.4%	1,540	1,487	3.6%	1,430	1,399	2.2%
Las Vegas, NV	3,604	3,583	0.6%	1,340	1,346	(0.4)%	2,264	2,237	1.2%	899	876	2.6%	777	758	2.5%
Large Markets	$254,513	$245,428	3.7%	$101,972	$97,860	4.2%	$152,541	$147,568	3.4%	$1,074	$1,040	3.3%	$941	$904	4.1%

Jacksonville, FL	$18,005	$17,703	1.7%	$6,906	$6,727	2.7%	$11,099	$10,976	1.1%	$986	$960	2.7%	$902	$875	3.1%
Charleston, SC	13,998	13,567	3.2%	5,213	5,198	0.3%	8,785	8,369	5.0%	1,024	994	3.0%	896	864	3.7%
Savannah, GA	13,236	12,820	3.2%	4,860	4,604	5.6%	8,376	8,216	1.9%	1,036	1,007	2.9%	917	883	3.9%
Memphis, TN	12,044	12,063	(0.2)%	5,397	4,884	10.5%	6,647	7,179	(7.4)%	935	926	1.0%	828	822	0.7%
Richmond, VA	9,859	9,603	2.7%	3,354	3,366	(0.4)%	6,505	6,237	4.3%	1,028	1,009	1.9%	909	892	1.9%
Birmingham, AL	8,838	8,677	1.9%	3,399	3,372	0.8%	5,439	5,305	2.5%	1,059	1,038	2.0%	935	910	2.7%
Greenville, SC	8,138	7,882	3.2%	3,315	3,293	0.7%	4,823	4,589	5.1%	814	788	3.3%	706	684	3.2%
San Antonio, TX	7,413	7,331	1.1%	3,131	3,190	(1.8)%	4,282	4,141	3.4%	1,104	1,235	(10.6)%	993	984	0.9%
Huntsville, AL	6,890	6,834	0.8%	2,681	2,678	0.1%	4,209	4,156	1.3%	875	874	0.1%	740	744	(0.5)%
Norfolk/Hampton/VA Beach, VA	6,463	6,558	(1.4)%	2,563	2,377	7.8%	3,900	4,181	(6.7)%	1,108	1,106	0.2%	964	964	0.0%
Little Rock, AR	5,464	5,373	1.7%	2,061	2,063	(0.1)%	3,403	3,310	2.8%	909	902	0.8%	822	825	(0.4)%
Other	59,862	59,116	1.3%	23,870	22,979	3.9%	35,992	36,137	(0.4)%	900	905	(0.6)%	796	786	1.3%
Secondary Markets	$170,210	$167,527	1.6%	$66,750	$64,731	3.1%	$103,460	$102,796	0.6%	$954	$948	0.6%	$844	$829	1.8%

Total Proforma Combined Same Store	$424,723	$412,955	2.8%	$168,722	$162,591	3.8%	$256,001	$250,364	2.3%	$1,022	$1,001	2.1%	$899	$872	3.1%

Supplemental Data S-8

DEVELOPMENT, LEASE-UP AND COMMERCIAL
Dollars and square feet in thousands

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of June 30, 2014				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q2 2014	After

220 Riverside	Jacksonville, FL	294	—	29	4Q12	4Q14	1Q15	4Q15	$41,300	$25,146	$16,154
CG at Bellevue II	Nashville, TN	220	—	—	3Q13	4Q14	1Q15	3Q15	30,700	13,190	17,510
Total Active		514	—	29					$72,000	$38,336	$33,664

MULTIFAMILY LEASE-UP COMMUNITIES

		As of June 30, 2014
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
CR at Frisco Bridges	Dallas, TX	252	95.6%	2Q13	3Q14
CG at Lake Mary III	Orlando, FL	132	51.5%	2Q14	4Q14
Stonefield Commons	Charlottesville, VA	251	88.8%	(1)	4Q14
Seasons at Celebrate Virginia II	Fredericksburg, VA	251	93.2%	(1)	3Q14
CR at South End	Charlotte, NC	353	84.4%	2Q14	4Q14
CG at Randal Lakes	Orlando, FL	462	62.8%	1Q14	1Q15
Total		1,701	79.6%

(1) Properties were acquired while still in lease-up and construction was complete prior to acquisition by MAA.

COMMERCIAL PROPERTIES

			Owned Property	Three months ended June 30, 2014
Name	Type	MSA	Square Feet	Revenue	Expense	NOI
CP Nord du Lac	Retail	Covington, LA	196	$751	$276	$475
CP Craft Farms	Retail	Gulf Shores, AL	68	220	48	172
CP Huntsville	Retail	Huntsville, AL	23	88	46	42
Land Title Building (1)	Office	Birmingham, AL	30	42	17	25
1225 South Church (2)	Retail	Charlotte, NC	3	12	3	9
Allure at Buckhead (2)	Retail	Atlanta, GA	19	148	27	121
Times Square (2)	Retail	Dallas, TX	73	71	92	(21)
Bella Casita (2)	Retail	Dallas, TX	5	19	5	14
Total			417	$1,351	$514	$837

(1) We own a one-third interest in this joint venture property. The revenue, expenses, and NOI presented represent our one-third share of the totals.
(2) Retail component of existing multifamily property that is not included in Same Store Portfolio.

Supplemental Data S-9

2014 ACQUISITION/DISPOSITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Grand Cypress	Houston, Texas	312	2008	January 15, 2014
Venue at Stonebridge Ranch	Dallas, Texas	250	2000	January 31, 2014
Stonefield Commons	Charlottesville, Virginia	251	2013	June 2, 2014
Cityscape at Market Center	Dallas, Texas	454	2013	June 12, 2014
Total Multifamily Acquisitions		1,267

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Willow Creek	Columbus, Georgia	285	1968/71/77	January 15, 2014
Colonial Village at North Arlington	Fort Worth, Texas	240	1985	June 27, 2014
Colonial Village at Vista Ridge	Fort Worth, Texas	300	1985	June 27, 2014
Total Multifamily Dispositions		825

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date
CC Brookwood Village (Office)	Birmingham, Alabama	170,000	2007	March 28, 2014
Brookwood Village (Retail)	Birmingham, Alabama	413,000	1973/91/2000/13	March 28, 2014
Total Commercial Dispositions		583,000

Land Dispositions	Location	Acres	Year Built	Closing Date
Nord du Lac (1 outparcel)	Covington, Louisiana	1.7		February 3, 2014
Tutwiler (2 outparcels)	Birmingham, Alabama	4.6		February 6, 2014
Heathrow (2 outparcels)	Orlando, Florida	3.9		February 14, 2014
Total Land Dispositions		10.2

Joint Venture Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Ansley Village	Macon, Georgia	294	2007	May 29, 2014
Total Joint Venture Multifamily Dispositions		294

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2014
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$1,276,194	4.9	4.2%
Conventional - Variable Rate - Capped (1) (2)	192,177	2.0	1.1%
Tax-free - Variable Rate - Capped (1)	87,858	3.6	0.9%
Total Secured Fixed or Hedged Rate Debt	1,556,229	4.5	3.6%
Conventional - Variable Rate	6,785	0.1	0.7%
Total Secured Debt	1,563,014	4.4	3.6%
Unsecured Debt
Fixed Rate or Swapped	1,877,399	5.3	4.0%
Variable Rate	35,000	0.1	1.3%
Total Unsecured Debt	1,912,399	5.2	4.0%
Total Debt	$3,475,413	4.9	3.8%
Total Fixed or Hedged Debt	$3,433,628	4.9	3.8%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 6.0% of SIFMA for tax-free caps.

(2)	Includes $27 million of mortgages with embedded caps at a 7% all-in interest rate.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,153,593	90.7%	4.1%	5.1
Capped debt	280,035	8.1%	1.0%	2.5
Floating (unhedged) debt	41,785	1.2%	1.2%	0.1
Total	$3,475,413	100.0%	3.8%	4.9

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$1,912,399	55.0%	4.0%	5.2
Secured Debt	1,563,014	45.0%	3.6%	5.4
Total	$3,475,413	100.0%	3.8%	5.3

	Total	Percent of	Q2 2014	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$5,258,072	66.9%	$94,177	64.4%
Encumbered gross assets	2,598,921	33.1%	52,058	35.6%
Total	$7,856,993	100.0%	$146,235	100.0%

Supplemental Data S-11

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2014 (CONTINUED)
Dollars in thousands

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2014	$—	$50,000	$50,000	6.1%	$—	$50,000
2015	253,924	75,000	328,924	5.5%	51,977	380,901
2016	95,044	—	95,044	6.0%	104,354	199,398
2017	159,814	300,000	459,814	2.3%	64,573	524,387
2018	103,639	250,000	353,639	3.2%	32,691	386,330
Thereafter	1,866,172	—	1,866,172	4.8%	26,440	1,892,612
Total	$2,478,593	$675,000	$3,153,593	4.4%	$280,035	$3,433,628	4.9

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2014	$—	$—	$—	$—	$—
2015	105,785	—	72,534	193,230	$371,549
2016	80,000	—	29,619	80,449	$190,068
2017	80,000	35,000	91,592	318,223	$524,815
2018	80,000	—	52,600	301,068	$433,668
Thereafter	88,858	—	882,026	984,429	$1,955,313
Total	$434,643	$35,000	$1,128,371	$1,877,399	$3,475,413

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	43.3%	Yes
Limit on Incurrence of Secured Debt	40% or less	19.5%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.36x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	274.4%	Yes

Supplemental Data S-12

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months	Trailing
	Ended	2 Quarters
	June 30,	on an
	2014	Annualized Basis
Consolidated net income	$33,386	$98,200
Depreciation and amortization	69,631	319,288
Interest expense	30,163	121,678
Loss on debt extinguishment	—	—
Amortization of deferred financing costs	1,174	4,970
Net casualty loss and other settlement proceeds	295	610
Income tax expense	523	1,586
Loss (gain) on sale of non-depreciable assets	22	(1,070)
Depreciation of discontinued operations	—	84
Net casualty loss (gain) after insurance and other settlement proceeds on discontinued operations	1	6
Gain on sale of depreciable real estate assets excluded from discontinued operations	(3,658)	(12,444)
Gain on disposition within unconsolidated entities	(3,414)	(6,828)
Gain on sale of discontinued operations	—	(10,962)
EBITDA	128,123	515,118
Acquisition expense	947	1,916
Merger related expenses	795	5,742
Integration related expenses	3,151	13,986
Recurring EBITDA	$133,016	$536,762

	Three Months Ended
	June 30,
	2014	2013
Recurring EBITDA/Debt Service	3.35x	4.33x
Fixed Charge Coverage (1)	3.57x	4.73x
Total Debt/Total Capitalization (2)	37.5%	34.7%
Total Debt/Total Gross Assets	43.1%	43.4%
Total Net Debt (3)/Total Gross Assets	42.8%	43.2%
Total Net Debt (3)/Recurring EBITDA (4)	6.43x	6.01x
Unencumbered Assets/Gross Real Estate Assets	66.9%	57.7%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less cash and cash equivalents.

(4)	Recurring EBITDA represents the six months ended June 30, 2014 on an annualized basis.

Supplemental Data S-13

2014 GUIDANCE

Full Year 2014
Earnings
Core FFO per Share - diluted	$4.79 to $4.95
Midpoint	$4.87
Core AFFO per Share - diluted	$4.04 to $4.20
Midpoint	$4.12

Proforma Combined Same Store Communities:
Number of units	72,871
Property revenue growth	3.0% to 3.5%
Property operating expense growth	1.5% to 2.5%
Property NOI growth	4.0% to 4.5%
Real estate tax expense growth	6% to 7%

Corporate Expenses:
General and administrative and property management expenses	$53 to $55 million
Merger and integration expenses	$12 to $13 million
Acquisition expense	$1.5 to $2.0 million
Loss on debt extinguishment/modification	$3.0 to $3.5 million
Income tax expense	$1.5 to $2.0 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$200 to $300 million
Disposition volume (multifamily)	$125 to $175 million
Commercial / land disposition volume	$125 to $175 million
Development investment	$60 to $65 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.3% to 4.5%
Capitalized Interest	$1.5 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	42% to 45%
Unencumbered Asset Pool (Percent of Total Gross Assets)	65% to 70%
Mark-to-market adjustment at merger	$90.5 million
Projected amortization of debt mark-to-market	$24 to $26 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-14

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Earnings release & conference call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Declaration Date	5/21/2013	9/30/2013	12/3/2013	3/20/2014	5/22/2014
Record Date	7/15/2013	10/15/2013	1/15/2014	4/15/2014	7/15/2014
Payment Date	7/31/2013	10/31/2013	1/31/2014	4/30/2014	7/31/2014
Distributions Per Share	$0.6950	$0.6950	$0.7300	$0.7300	$0.7300

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's Quarterly Conference Call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-15